Debt (Tables)	12 Months Ended
Dec. 31, 2014
Covenant Calculation
The covenant calculation as of December 31, 2014 on a trailing 12-month basis is as follows:

Covenant Description	Covenant Requirement as of December 31, 2014	Ratio at December 31, 2014	Favorable / (Unfavorable)
Net Debt to Consolidated EBITDA	Not greater than 3.50 : 1.00	1.18	2.32

Long-Term Debt Under Credit Facility

The amount of long-term debt under the Credit Facility shown in the accompanying consolidated balance sheet is analyzed as follows:

December 31, 2014
Principal outstanding	$230,000
Amortized original issue discount	(5,075)

Total Debt	$224,925

Current portion	$2,300
Non-current portion	222,625
Unamortized original issue discount	$5,200
Unamortized deferred financing costs	4,825

Mandatory Principal Payments Under Credit Facility	As of December 31, 2014, the mandatory principal payments under the credit facility are as follows:

2015	$2,300
2016	2,300
2017	2,300
2018	2,300
2019	2,300
2020	218,500

Total	$230,000